INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S CONSENT

We consent to the inclusion in this Registration Statement of Basic Care Networks, Inc. of Amendment No. 1 to Form S-1 of our report dated April 30, 2006, except for Note 7 dated ___, with respect to our audits of the consolidated financial statements of Basic Care Networks, Inc. and Subsidiaries, as of December 31, 2005 and 2004 and for the year ended December 31, 2005 and for the period from December 10, 2004 (Date of Inception) through December 31, 2004, which report appears in the Prospectus, which is part of this Registration Statement. We also consent to the reference to our Firm under the heading “Experts” in such Prospectus.

Marcum & Kliegman LLP

After the execution of the firm commitment discussed in Note 7 to the financial statements of Basic Care Networks, Inc. and Subsidiaries, we expect to be in a position to render the above consent.

/s/ Marcum & Kliegman LLP

New York, New York
August 11, 2006

We also consent to the use of our report dated February 3, 2006, with respect to our audits of the combined financial statements of Choice Medical Group of Entities to be Acquired by Basic Care Networks, Inc.; our report dated January 31, 2006, with respect to our audits of the financial statements of Grand Central Management Services, LLC; our report dated January 31, 2006, with respect to our audits of the financial statements of United Healthcare Management, LLC; our report dated September 23, 2005, with respect to our audits of the combined financial statements of HMCA Managed Physical Medicine Centers Acquired by Health Plus Management Services, LLC; our report dated January 31, 2006 with respect to our audits of the financial statements of Park Slope Management associates, LLC; our report dated January 31, 2006 with respect to our audits of the financial statements of Health Plus Management Services, LLC to be acquired by Basic Care Networks, Inc. and our report dated January 31, 2006, with respect to our audits of the combined financial statements of Texas Group of Entities to be Acquired by Basic Care Networks, Inc., included in the above Registration Statement and related Prospectus.

/s/ Marcum & Kliegman LLP

New York, New York
August 11, 2006